UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 14, 2006

                         AMERICAN UNITED GLOBAL, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                   000-19404                 95-4356228
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      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                   Identification Number)
      Incorporation)
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                            108 Village Square, #327
                                Somers, NY 10589
                    (Address of principal executive offices)

                                 (631) 254-2136
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

June 2006 Financing

      On June 14, 2006, American United Global, Inc. (the "Company") entered into a financing arrangement with several investors (the "June 2006 Investors") pursuant to which it sold various securities in consideration of an aggregate purchase price of $6,000,000 (the "June 2006 Financing").

      In connection with the June 2006 Financing, the Company issued the following securities to the June 2006 Investors:

      o     $6,000,000 in senior secured convertible notes (the "June 2006
            Notes");
      o     4,800,000 shares of common stock of the Company (the "June 2006
            Shares");
      o Series A Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $2.00 per share for a period of three years ("Series A Warrants");
      o Series B Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $2.20 per share for a period of four years ("Series B Warrants");
      o Series C Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $3.00 per share for a period of three years ("Series C Warrants"); and
      o Series D Common Stock Purchase Warrants to purchase 3,000,000 shares of common stock at $3.30 per share for a period of four years ("Series D Warrants").

      The Series B Warrants and the Series D Warrants are exercisable only following the exercise of the Series A Warrants and the Series C Warrants, respectively, on a share by share basis.

      The June 2006 Notes are interest free and mature in June 2009 and are convertible into the Company's common stock, at the June 2006 Investors' option, at a conversion price equal to $1.00 per share. The Company granted the June 2006 Investors a first priority security interest in all of its assets subject only to the secured convertible notes in the amount of $525,000 previously issued in September 2005. In addition, the Company pledged the shares held in Kraft Rt., a Hungarian corporation ("Kraft") acquired by the Company pursuant to the transaction described below, as collateral to the June 2006 Investors.

      The Company granted the June 2006 Investors registration rights with respect to the June 2006 Shares, and the shares of common stock underlying the June 2006 Notes, Series A Warrants, Series B Warrants, the Series C Warrants and Series D Warrants. The Company is required to file a registration statement within 30 days from closing and have such registration statement declared effective within 90 days from closing if the registration statement is not reviewed or, in the event that the registration statement is reviewed, within 120 days from closing. If the Company fails to have the registration statement filed or declared effective by the required dates, it will be obligated to pay a penalty equal to 2% of the purchase price to each investor upon any such registration failure and for each thirty days that such registration failure continues.

      The Investors have contractually agreed to restrict their ability to convert the June 2006 Notes, Series A Warrants, Series B Warrants, Series C Warrants and Series D Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

Acquisition of Kraft Rt.

      Concurrently with the June 2006 Financing, the Company acquired 95.5% of the outstanding shares of Kraft pursuant to the purchase agreements entered with shareholders of Kraft as disclosed in the Form 8-K Current Report filed with the Securities and Exchange Commission on March 23, 2006. Kraft is an equipment manufacturing company headquartered in Budapest, Hungary engaged in the design, development and manufacturing of vacuum based production and quality control equipment used in several high-tech industries. Kraft is presently focusing its efforts on the development of its manufacturing business relating to the production of thin film based photovoltaic modules. In consideration for the securities of Kraft, the Company issued the sellers an aggregate of 95,500 shares of Series B-4 Preferred Stock of the Company (the "Preferred Shares"). The Preferred Shares are each automatically convertible into 350 shares of common stock upon the Company increasing its authorized shares of common stock and, prior to such conversion, the Preferred Shares will have the same voting rights of the shares of common stock and vote together with the shares of common stock on all matters. The Company intends to file a Form 8-K within required time limit providing the required information relating to Kraft.

Shareholder Approval

On June 15, 2006, shareholders of the Company representing a majority of the outstanding voting stock of the Company authorized the Company to engage in the following:

o increase the authorized shares of common stock as set forth in its certificate of incorporation from 40,000,000 to 150,000,000;
o reverse split the authorized shares of common stock on a basis of one for 1.6 shares of common stock; and
o     change the Company's name to Solar Thin Films Inc.

The Company intends to file a preliminary information statement with the Securities and Exchange Commission and deliver a definitive information statement to its record shareholders disclosing the aforementioned items.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS

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Exhibit No.     Description of Exhibit
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4.1             Securities Purchase Agreement dated June 14, 2006 by
                and among the Company and the June 2006 Investors
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4.2             Registration Rights Agreement dated June 14, 2006 by
                and among the Company and the June 2006 Investors
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4.3             Form of Senior Secured Convertible Note dated June
                14, 2006
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4.4             Form of Series A Common Stock Purchase Warrant dated
                June 14, 2006
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4.5             Form of Series B Common Stock Purchase Warrant dated
                June 14, 2006
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4.6             Form of Series C Common Stock Purchase Warrant dated
                June 14, 2006
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4.7             Form of Series D Common Stock Purchase Warrant dated
                June 14, 2006
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4.8             Security Agreement dated June 14, 2006 by and between
                the Company and Smithfield Fiduciary LLC as
                Collateral Agent
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4.9             Guaranty dated as of June 14, 2006 by and between
                Kraft Rt. and Smithfield Fiduciary LLC as Collateral
                Agent
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4.10            Pledge Agreement dated as of June 14, 2006 by and
                between the Company and Smithfield Fiduciary LLC as
                Collateral Agent
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4.11            Account Receivables Lien Agreement entered by and
                between Kraft Rt. and the Investors dated June 12,
                2006
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4.12            Mortgage Agreement entered by and between Kraft Rt.
                and the Investors dated June 12, 2006
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4.13            Security Agreement entered by and between Kraft Rt.
                and the Investors dated June 12, 2006
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10.1            Securities Purchase Agreement dated March 16, 2006 by
                and between the Company, Kraft Rt., Zoltan Kiss and
                Dr. Laszlo Farkas (1)
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10.2            Securities Purchase Agreement dated March 20, 2006 by
                and between the Company, Kraft Rt., Nagyezsda Kiss,
                Joseph Gregory Kiss, Maria Gabriella Kiss and Gyula
                Winkler (1)
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10.3            Securities Purchase Agreement dated May 20, 2006 by
                and between the Company, Kraft Rt., Joel Spival and
                Jacqueline Spivak
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(1)   Incorporated by reference to the Form 8-K Current Report filed on March
      23, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN UNITED GLOBAL, INC.


Dated: June 19, 2006                         By:/s/ Robert Rubin
                                                ------------------------------
                                             Name: Robert Rubin
                                             Title: Chief Executive Officer